EXHIBIT 24

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Delcath Systems, Inc., a Delaware corporation (the "Company"), hereby severally constitute and appoint M.
S. Koly and Paul M. Feinstein, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, and with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-3 relating to the public offer of shares of the Company's common stock, par value $0.01, that may be issued upon exercise of the Company's 2005 Redeemable Common Stock Purchase Warrants - Series A and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or either of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.


        Signature                                Title                                Date

/s/ M. S. KOLY                         President and Chief Executive              August 17, 2005
--------------------                   Officer (Principal Executive
M.S. Koly                              Officer) and Director

/s/ PAUL M. FEINSTEIN                  Chief Financial Officer (Principal         August 17, 2005
---------------------                   Financial and Accounting Officer)
Paul M. Feinstein

/s/ SAMUEL HERSCHKOWITZ                Chairman and Director                      August 17, 2005
-----------------------
Samuel Herschkowitz, M.D.

/s/ MARK A. CORIGLIANO                 Director                                   August 17, 2005
----------------------
Mark A. Corigliano

/s/ DANIEL ISDANER                     Director                                   August 17, 2005
----------------------
Daniel Isdaner

/s/ VICTOR NEVINS                      Director                                   August 17, 2005
----------------------
Victor Nevins
